SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS SUBORDINATION AND INTERCREDITOR AGREEMENT dated as of October 1, 2008 (this “Agreement”) is entered into among PAC-VAN, INC. (the “Borrower”), GFN NORTH AMERICA CORP. (the “Company”), LAMINAR DIRECT CAPITAL, L.L.C., as Senior Agent (as hereinafter defined) for the Senior Lenders (as hereinafter defined) under the Investment Agreement (as hereinafter defined), and D. E. SHAW LAMINAR PORTFOLIOS, L.L.C. (the “Subordinated Lender”).

RECITALS

A. The Senior Agent, certain financial institutions (together with the successors and assigns thereof, “Senior Lenders”), the Borrower and Mobile Office Acquisition Corp. ("MOAC") have entered into an Investment Agreement, dated as of August 2, 2006 (as from time to time amended, modified, extended, renewed, refinanced or restated prior to the date hereof, the “Original Investment Agreement”), together with the other Loan Documents (as defined in the Original Investment Agreement, such documents, the "Original Loan Documents"), whereby the Subordinated Lenders have made available to the Borrower certain loans and other financial accommodations therein set forth. The Original Loan Documents include a Continuing Unconditional Guaranty dated as of August 2, 2006 (as from time to time amended, modified, extended, renewed or restated (the “Original Parent Guaranty”) by MOAC in favor of the Senior Agent. All of the Borrower’s and the Company’s obligations under the Senior Loan Documents (as hereinafter defined) are secured by assignments of and security interests in substantially all of the now or hereafter acquired assets of the Borrower and the Company, all as more fully set forth in the Senior Loan Documents.

B. Borrower, the Company and the Subordinated Lender (in its capacity as a stockholder of MOAC) are parties to that certain Agreement and Plan of Merger, dated as of July 28, 2008 (the “Merger Agreement”), pursuant to which MOAC is merging with and into the Company effective as of the date of this Agreement. Pursuant to Section 2.1 of the Merger Agreement, the Company has issued a promissory note dated as of the date hereof in the aggregate principal amount of $1,500,000 (the “Subordinated Note”, together with all guarantees and other debt documents or debt instruments executed in connection therewith (as from time to time modified, extended, renewed, refinanced or restated to the extent permitted by the terms of this Agreement), collectively the “Subordinated Documents”) in favor of the Subordinated Lender, which Subordinated Note, together with cash and shares of restricted common stock of General Finance Corporation, a Delaware corporation, in the amounts determined in accordance with Section 2.1 of the Merger Agreement, constitute the merger consideration to be received by the Subordinated Lender under the Merger Agreement in exchange for the cancellation of the Subordinated Lender’s shares of stock in MOAC.

C. In connection with the transactions contemplated by the Merger Agreement, the parties to the Original Investment Agreement have agreed to amend and restate (i) the Original Investment Agreement in the form of that certain Amended and Restated Investment Agreement dated as of the date hereof by and among the Borrower, the Company, the Senior Lenders party thereto and the Senior Agent (as from time to time amended, modified, extended, renewed, refinanced, or restated, the "Investment Agreement"), (ii) the Original Parent Guaranty in the form of that certain Amended and Restated Continuing Unconditional Guaranty dated as of the date hereof by the Company in favor of the Senior Agent (the "Parent Guaranty") and (iii) certain of the other Original Loan Documents. In addition, the Company has agreed to enter into that certain Security Agreement dated as of the date hereof by and among the Company and the Senior Agent (the "Parent Security Agreement").

D. As a condition of the financing accommodations under the Senior Loan Documents, the parties hereto are required to enter into this Agreement to establish the relative rights and priorities of the Senior Agent, the Senior Lenders and the Subordinated Lender under the Senior Loan Documents and the Subordinated Documents.

E. The Subordinated Lender will benefit from the financing accommodations made by the Senior Lenders under the Investment Agreement and the other Senior Loan Documents. The Subordinated Lender and the Company desire to enter into this Agreement in order to induce the Senior Lenders to amend and restate the Original Investment Agreement in the form of the Investment Agreement and to enter into the amendments of the other Loan Documents contemplated thereby. The Subordinated Lender acknowledges that the Senior Lenders would not amend the Senior Loan Documents but for the execution of this Agreement.

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Definitions. Except as otherwise provided herein, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Investment Agreement, provided that the following terms shall have the meanings set forth below:

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et. seq.) or any replacement or supplemental federal statute dealing with the bankruptcy of debtors.

“Borrower” shall have the meaning set forth in the recitals hereof.

“Borrower Property” means all assets, property and property rights, of any kind or nature, tangible or intangible, now or hereafter existing, in which the Borrower or any Obligor owns, asserts or maintains an interest.

“Company” shall have the meaning set forth in the recitals hereof.

“Company Property” means all assets, property and property rights, of any kind or nature, tangible or intangible, now or hereafter existing, in which the Company or any Obligor owns, asserts or maintains an interest.

“Investment Agreement” shall have the meaning set forth in the recitals hereof.

“Finally Paid” or “Final Payment,” when used in connection with the Senior Indebtedness, means the full and indefeasible payment in cash of all of the Senior Indebtedness.

“Liens” means any mortgage, deed of trust, pledge, lien, security interest, charge, set-off right or other encumbrance, whether now existing or hereafter created, acquired or arising.

“Obligor” means any guarantor or obligor of any Senior Indebtedness.

“Proceeding” means any voluntary or involuntary proceeding commenced by or against the Borrower, the Company or any Obligor under any provision of the Bankruptcy Code, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking dissolution, receivership, reorganization, arrangement, or other similar relief.

“Senior Agent” means Laminar Direct Capital, L.L.C., as Collateral Agent for Senior Lenders, or any other Person appointed by the holders of the Senior Indebtedness as collateral agent for purposes of the Senior Loan Documents and this Agreement, together with the successors and assigns of all of the foregoing.

“Senior Indebtedness” means all obligations, liabilities and indebtedness of every nature of the Borrower and the Company from time to time owed to the Senior Agent or any Senior Lender under the Senior Loan Documents, including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all premium, fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding, together with (a) any indebtedness which refinances such principal, interest or other obligations and any amendments, modifications, renewals, restatements, refinancings or extensions thereof to the extent not prohibited by the terms of this Agreement and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is allowed in any Proceeding. Senior Indebtedness shall be deemed to be outstanding until it is Finally Paid.

“Senior Loan Documents” means the Investment Agreement, the Parent Guaranty, the Parent Security Agreement, the Subdebt Parent Pledge Agreement (as defined in the Investment Agreement) and the other Loan Documents (as defined in the Investment Agreement) and all other agreements, documents and instruments executed from time to time in connection therewith, in each case as from time to time renewed, extended, amended, restated or modified and all agreements and instruments evidencing full or partial refundings or refinancings of the indebtedness thereunder.

“Subordinated Documents” shall have the meaning set forth in recitals hereof.

“Subordinated Indebtedness” means all obligations, liabilities and indebtedness of every nature of the Borrower and the Company from time to time owed to any Subordinated Lender under the Subordinated Documents, including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all premium, fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding, together with (a) any amendments, modifications, renewals, restatements, refinancings or extensions thereof and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is allowed in any Proceeding.

“Subordinated Lender Remedies” means any action (a) to take from or for the account of the Borrower, the Company, any Obligor, any other guarantor of the Subordinated Indebtedness or any other Person, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Borrower, the Company (other than receipt of payments of Subordinated Indebtedness to the extent permitted by this Agreement), any Obligor, any such guarantor or any other Person with respect to the Subordinated Indebtedness, (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding (including any Proceeding) against the Borrower, the Company, any Obligor, any such guarantor or any other Person to (i) enforce payment of or to collect the whole or any part of the Subordinated Indebtedness or (ii) commence judicial enforcement of any of the rights and remedies under the Subordinated Documents or applicable law with respect to the Subordinated Indebtedness, (c) to accelerate the Subordinated Indebtedness, (d) to exercise any put, repurchase or similar option or to cause the Borrower, the Company, any Obligor, any such guarantor or any other Person to honor any redemption or mandatory prepayment obligation under any Subordinated Document or (e) to take any action under the provisions of any state or federal law, including the UCC, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any Borrower Property, Company Property or any property or assets of any such guarantor or any other Person. Notwithstanding the foregoing, “Subordinated Lenders Remedies” does not include any action to seek and obtain specific performance or injunctive relief to compel the Company or any Obligor to comply with (or not violate or breach) an obligation under the Subordinated Documents, so long as it is not accompanied by a claim for monetary damages.

“Subordinated Lender” shall have the meaning set forth in the recitals hereof.

“Subordinated Note(s)” shall have the meaning set forth in the recitals hereof.

“UCC” means Article 9 of the Uniform Commercial Code, as in effect in any relevant jurisdiction.

2. Subordination of Subordinated Indebtedness to Senior Indebtedness. The Borrower and the Company covenant and agree, and Subordinated Lender by its acceptance of the Subordinated Documents (whether upon original issue or upon transfer or assignment) likewise covenants and agrees, notwithstanding anything to the contrary contained in any of the Subordinated Documents, that the payment of any and all of the Subordinated Indebtedness shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the Final Payment of all Senior Indebtedness. Each holder of Senior Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Indebtedness in reliance upon the provisions contained in this Agreement.

3. Subordination of Liens.

(a) Subordinated Lender hereby covenants and agrees that any Liens and rights of any kind such Subordinated Lender may now have and hereafter acquire (or be deemed to now have or hereafter acquire) against the Borrower, the Company or any Obligor and/or any Borrower Property or Company Property, if any, shall be subordinate and subject to the Liens and rights against the Borrower, the Company, Obligors and/or Borrower Property or Company Property of the Senior Lenders arising from or out of the Senior Indebtedness, regardless of the order, time or manner in which any Liens attach to or are perfected in any Borrower Property or Company Property.

(b) If (x) the Borrower, the Company or any Obligor, as the case may be, desires to make any distribution or payment or to sell any Borrower Property or Company Property as to which the Senior Lenders have provided their written consent or which is otherwise permitted under the Senior Loan Documents or (y) the Senior Lenders release their Lien in connection with any sale or disposition of any Borrower Property or Company Property, the Subordinated Lender shall be deemed to have consented to such disposition and shall execute such releases with respect to such Borrower Property or Company Property to be sold as the Senior Agent or the Senior Lenders request to evidence the release of any Lien against such property the Subordinated Lender may have or be deemed to have. Each Subordinated Lender hereby irrevocably appoints the holders of the Senior Indebtedness, or the Senior Agent on their behalf, as the true and lawful attorneys of the Subordinated Lender for the purpose of executing and filing any such releases. Each Subordinated Lender hereby waives any rights such Subordinated Lender has or may have in the future to object to the appointment of a receiver for all or any portion of the equity or the assets of the Borrower, the Company or any Obligor or to require any Senior Lender to marshal the collateral and agrees that each Senior Lender may proceed against the collateral in any order that it deems appropriate in the exercise of its absolute discretion.

4. Warranties and Representations of Company and Subordinated Lender.

(a) The Borrower, the Company and the Subordinated Lender hereby severally represent and warrant to the Senior Lenders that each Senior Lender has been furnished with a true and correct copy of all instruments and securities evidencing or pertaining to the Subordinated Indebtedness.

(b) The Borrower and the Company hereby represent and warrant to the Senior Lenders that this Agreement has been duly executed and delivered by the Borrower and the Company and constitutes a legal, valid and binding obligation of the Borrower and the Company enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and general principles of equity.

(c) Subordinated Lender represents and warrants to the Senior Lenders: (i) that this Agreement has been duly executed and delivered by Subordinated Lender and constitutes a legal, valid and binding obligation of Subordinated Lender enforceable against Subordinated Lender in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and general principles of equity; (ii) that Subordinated Lender has not relied and shall not rely on any representation or information of any nature made by or received from any Senior Lender relative to the Borrower, the Company or any Obligor in deciding to execute this Agreement or to permit it to continue in effect; and (iii) that Subordinated Lender is the current holder of the Subordinated Indebtedness.

(d) The Senior Agent and each Senior Lender represents and warrants to the Subordinated Lenders: (i) that this Agreement has been duly executed and delivered by the Senior Agent, on its own behalf and on behalf of the Senior Lenders, and constitutes a legal, valid and binding obligation of the Senior Agent or such Senior Lender, as applicable, enforceable against the Senior Agent or such Senior Lender, as applicable, in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and general principles of equity; (ii) that the Senior Agent or such Senior Lender, as applicable, has not relied and shall not rely on any representation or information of any nature made by or received from any Senior Lender relative to the Company or any Obligor in deciding to execute this Agreement or to permit it to continue in effect; and (iii) that such Senior Lender is a current holder of the Senior Indebtedness.

(e) Notwithstanding anything contained in this Agreement to the contrary, Subordinated Lender hereby represents and warrants to the Senior Agent, the Borrower and the Company that, except for security interests and Liens subordinated to the Senior Indebtedness pursuant to a written subordination agreement, Subordinated Lender has no security interest in or Lien on any assets of the Borrower, the Company or any Obligor or any Borrower Property or any Company Property.

5. Negative Covenants. Until all of the Senior Indebtedness has been Finally Paid: (A), except for security interests and Liens subordinated to the Senior Indebtedness pursuant to a written subordination agreement, the Subordinated Lender shall not demand, accept or acquire from the Borrower, the Company or any Obligor any security interest in or Lien on any assets of the Borrower, the Company or any Obligor or any Borrower Property or any Company Property, nor any collateral from the Borrower, the Company or any Obligor; (B) neither the Borrower nor the Company shall discharge the Subordinated Indebtedness other than in accordance with the terms of the Subordinated Documents; (C) the Subordinated Lender shall not demand or accept from the Borrower, the Company, any Obligor or other Person any consideration which would result in a discharge of the Subordinated Indebtedness other than in accordance with the terms of the Subordinated Documents; (D) the Subordinated Lender shall not hereafter give any subordination in respect of the Subordinated Indebtedness; and (E) neither the Borrower nor the Company shall hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Indebtedness, and the Subordinated Lender shall not receive any such writing, except upon the condition that such security shall bear the legend referred to in Section 25 below and a true copy thereof shall be thereupon promptly furnished to the Senior Agent.

6. Permitted Payments.

(a) Notwithstanding the terms of the Subordinated Documents, the Company hereby agrees that it shall not make (and will not permit any other Obligor to make), and Subordinated Lender hereby agrees that it will not accept, any payment or distribution with respect to the Subordinated Indebtedness including any payment or distribution received through the exercise of any right of setoff, counterclaim or crossclaim, until the Senior Indebtedness is Finally Paid; provided that the Company may make to the Subordinated Lender and the Subordinated Lender may accept any payments in respect of principal and interest on the Subordinated Indebtedness in an aggregate amount not to exceed $2,000,000.00, all in accordance with the terms of the Subordinated Documents, so long as no Default or Event of Default has occurred under the Investment Agreement and is continuing or would result from the making of such payment.

(b) The failure of the Company to make any payment with respect to the Subordinated Indebtedness by reason of the operation of this Section 6 shall not be construed as preventing the occurrence of a default under the Subordinated Documents.

7. Forbearance of Legal Remedies.

(a) Until the Senior Indebtedness is Finally Paid, the Subordinated Lender shall not, without the prior written consent of the Senior Agent, exercise any Subordinated Lender Remedies.

(b) Notwithstanding anything contained herein to the contrary or any rights or remedies available to the Subordinated Lender under any of the Subordinated Documents, applicable law or otherwise, prior to the time that the Senior Indebtedness has been Finally Paid, any payments, distributions or other proceeds obtained by Subordinated Lender from the exercise of any Subordinated Lender Remedies shall in any event be held in trust by it for the benefit of the Senior Agent and the Senior Lenders and promptly paid or delivered to the Senior Agent for the benefit of the Senior Lenders in the form received.

8. Dissolution, Liquidation, Reorganization or Bankruptcy. (a) In the event of any Proceeding involving the Borrower, the Company or any Obligor:

(i) all Senior Indebtedness shall be Finally Paid before the Subordinated Lender shall be entitled to receive any payment on account of any Subordinated Indebtedness; and

(ii) any payment or distribution of assets of such Person of any kind or character, whether in cash, property or securities, to which the Subordinated Lender would be entitled except for these provisions, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to the Senior Agent, to the extent necessary to make Final Payment of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness. Subordinated Lender irrevocably authorizes, empowers and directs any debtor, debtor-in-possession, receiver, trustee or agent or other Person having authority, to pay or otherwise deliver all such payments or distributions to Senior Agent.

(b) Until the Senior Indebtedness has been Finally Paid, if a Proceeding shall occur and be continuing, the Subordinated Lender shall file all claims they may have against the Borrower, the Company or any Obligor, and shall direct the debtor in possession or trustee in bankruptcy, as appropriate, to pay over to the Senior Agent all amounts due to the Subordinated Lender on account of the Subordinated Indebtedness until the Senior Indebtedness has been Finally Paid. If the Subordinated Lender fails to file such claims prior to 30 days before the expiration of time to do so, the Senior Agent may (but shall have no obligation to) file such claims in the Subordinated Lender’s name on behalf of the Senior Lenders; provided, that neither the Senior Agent nor any Senior Lender shall have any right whatsoever to vote any claim that the Subordinated Lender has in any such Proceeding to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or existence.

(c) Subordinated Lender agrees, in connection with any such Proceeding, that while it shall retain the right to vote and otherwise act in any such proceeding (including the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), it will not take any action or vote in any way so as to (i) contest the validity of the Liens securing the Senior Indebtedness, (ii) contest the enforceability of any of the Senior Loan Documents, (iii) contest the Senior Lenders’ priority position over the Subordinated Lender created by this Agreement or (iv) take any position or action which would have directly or indirectly any of the following effects: (A) extension of the final maturity of and/or forgiveness, reduction or cram-down of the Senior Indebtedness or deferral of any required payment in respect of Senior Indebtedness, (B) opposing or objecting to initiatives or claims by the Senior Lenders for adequate protection or relief from the automatic stay, use of cash collateral or super-priority expense of administration for failure of adequate protection, (C) challenging in any respect treatment of the Senior Indebtedness as a first priority perfected fully secured claim, (D) blocking current payment of any obligation in respect of Senior Indebtedness, (E) assenting to or supporting any requested extension of the exclusivity period for the submission by Borrower or Company of any plan of reorganization or liquidation under the Bankruptcy Code unless such extension is assented to or supported by the Senior Lenders; and (F) opposing or objecting to any sale or lease of any Borrower Property or Company Property that has been consented to by the holders of Senior Indebtedness. Except as expressly set forth in this Section 8(c) or otherwise in this Agreement, the Subordinated Agent and Subordinated Lender shall, in any Proceeding, be entitled to (x) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Company arising under either bankruptcy law or applicable non-bankruptcy law, (y) may file claims or statements of interest with respect to all or any portion of the Subordinated Indebtedness, (z) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Subordinated Agent or Subordinated Lender.

(d) Until the Senior Indebtedness has been Finally Paid, if a Proceeding shall occur and be continuing, the Subordinated Lender hereby (i) expressly consents to any Senior Lender’s providing post-petition financing to the Borrower, the Company or any Obligor or the granting by the Borrower, the Company or any Obligor to any Senior Lender of senior liens and priorities in connection therewith and/or the use of cash collateral and (ii) agrees that adequate notice of such financing or cash collateral usage to the Subordinated Lender shall have been provided if the Subordinated Lender received notice in accordance with Section 16 hereof two (2) Business Days prior to the entry of any order approving such financing or cash collateral usage.

(e) If Subordinated Lender has or at any time acquires any Lien securing any Subordinated Indebtedness, such Subordinated Lender agrees not to (i) initiate any proceeding involving the marshalling of any of the Borrower Property or the Company Property (whether in a Proceeding or otherwise) or (ii) assert any right it may have to “adequate protection” of its interest, if any, in such security in any Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such security, in each case without the prior written consent of the Senior Agent. Subordinated Lender waives any claim or defense Subordinated Lender may now or hereafter have arising out of the election by any Senior Lender in any Proceeding instituted under Chapter 11 of the Bankruptcy Code of any use of cash collateral, any borrowing or any grant of a security interest under Sections 363 and/or 364 of the Bankruptcy Code by the Borrower, the Company or any Obligor, as debtor-in-possession. Subordinated Lender agrees that it will not object to or oppose a sale or other disposition of any property securing all or any part of the Senior Indebtedness free and clear of any Liens or other claims of Subordinated Lender under Section 363 of the Bankruptcy Code if the Senior Agent has consented to such sale or disposition. Subordinated Lender further agrees that it will not seek to participate on any creditors committee in respect of the Subordinated Indebtedness without the Senior Agent’s prior written consent. To the extent that any Senior Lender receives payments on, or proceeds of collateral for, the Senior Indebtedness which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then as between such Senior Lender and Subordinated Lender hereunder, to the extent of such payment or proceeds received, the Senior Indebtedness, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by such Senior Lender.

9. Obligation of Company Unconditional. Nothing contained herein or in the Senior Loan Documents is intended to or shall impair, as between the Company and the Subordinated Lender only, the obligation of the Company, which is absolute and unconditional, to pay to the Subordinated Lender the Subordinated Indebtedness as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Subordinated Lender and creditors of the Company other than the Senior Lenders.

10. Subordination Rights Not Impaired by Acts or Omissions of the Borrower, the Company or Holders of Senior Indebtedness.

(a) No right of any present or future holders of any Senior Indebtedness to enforce the subordination provisions as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or the Company; by any act or failure to act by any such holder; by any act or failure to act by any other holder of the Senior Indebtedness; or by any noncompliance by the Borrower or the Company with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The Subordinated Lender shall not be released, nor shall the Subordinated Lender’s obligation hereunder be in anyway diminished, by any of the following: (i) the exercise or the failure to exercise by any Senior Lender of any rights or remedies conferred on it or them under the Senior Loan Documents hereunder or existing at law or otherwise, or against any Borrower Property or Company Property; (ii) the commencement of an action at law or the recovery of a judgment at law against the Borrower, the Company or any Obligor for the performance of the Senior Indebtedness and the enforcement thereof through levy or execution or otherwise; (iii) the taking or institution or any other action or proceeding against the Borrower, the Company or any Obligor; (iv) any delay in taking, pursuing, or exercising any of the foregoing actions, rights, powers, or remedies (even though requested by Subordinated Lender) by any Senior Lender or anyone acting for any Senior Lender; (v) any lack of validity or enforceability of any Senior Loan Document; (vi) the release or non-perfection of any collateral securing the Senior Indebtedness; or (vii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower, the Company or any Obligor in respect of the Senior Indebtedness or Subordinated Lender in respect of this Agreement.

(b) Without limiting the generality of the foregoing, and anything else contained herein to the contrary notwithstanding, any Senior Lender, from time to time, without prior notice to or the consent of the Subordinated Lender, may take all or any of the following actions without in any manner affecting or impairing the obligation or liability of the Subordinated Lender hereunder: (i) obtain a Lien in any property to secure any of the Senior Indebtedness; (ii) obtain the primary and secondary liability of any party or parties with respect to any of the Senior Indebtedness; (iii) renew, extend, or otherwise change the time for payment of the Senior Indebtedness or any installment thereof for any period, or change the interest rates and fees with respect to the Senior Indebtedness; (iv) renew, reaffirm, extend, release or otherwise change any liability of any nature of any Person, including any Obligor, with respect to the Senior Indebtedness; (v) exchange, enforce, waive, release, and apply any Borrower Property or Company Property and direct the order or manner of sale thereof as such Senior Lender may in its discretion determine; (vi) enforce its rights hereunder, whether or not such Senior Lender shall proceed against any other Person; (vii) exercise its rights to consent to any action or non-action of the Borrower, the Company or any Obligor which may violate the covenants and agreements contained in the Senior Loan Documents, with or without consideration, on such terms and conditions as may be acceptable to it; or (viii) exercise any of its rights conferred by the Senior Loan Documents or by law.

11. Waivers. The Borrower, the Company and Subordinated Lender each hereby waive, to the fullest extent permitted by law, any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by the Senior Lenders. To the fullest extent permitted by law and except as to any notices specified in this Agreement, notices regarding the intended sale or disposition of any portion of the collateral held by the Senior Lenders, or any notice which may not be waived in accordance with the UCC, the Borrower, the Company and Subordinated Lender each hereby further waive: presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Indebtedness or the Subordinated Indebtedness to which the Borrower, the Company or the Subordinated Lender may be a party; prior notice of and consent to any loans made, extensions granted or other action taken in reliance thereon; and all other demands and notices of every kind in connection with this Agreement, the Senior Indebtedness or the Subordinated Indebtedness. Subordinated Lender consents to any release, renewal, extension, compromise or postponement of the time of payment of the Senior Indebtedness, to any substitution, exchange or release of collateral therefor, and to the addition or release of any Person primarily or secondarily liable thereon.

12. No Estoppel. Neither the failure nor any delay on the part of any Senior Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

13. Incorrect Payments; Specific Performance. If the Borrower, the Company or any Obligor shall make or the Subordinated Lender shall collect any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness in contravention of this Agreement, such payments shall be held in trust by the Subordinated Lender and not commingled with any assets of Subordinated Lender and shall be paid over and delivered to the Senior Agent, for the benefit of the Senior Lenders, promptly upon receipt thereof. At any time Subordinated Lender fails to comply with any provision of this Agreement, the Senior Lenders may demand specific performance of this Agreement, whether or not the Borrower or the Company has complied with this Agreement, and may exercise any other remedy available at law or equity.

14. Amendment of the Subordinated Documents and Senior Loan Documents. Subordinated Lender agrees that it will not, without the prior written consent of the Senior Agent, agree to any amendment, modification or supplement to the Subordinated Documents. The Senior Indebtedness may at any time be amended, modified, restated, refinanced or waived without limitation without notice to, or the consent of, the Subordinated Lender.

15. Inconsistent or Conflicting Provisions; Construction. If a provision of the Senior Loan Documents or the Subordinated Documents is inconsistent or conflicts with the provisions of this Agreement, the provisions of this Agreement shall govern and prevail. The term "including" is not limiting and means "including without limitation." In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

16. Notices. Any notice, consent or other communication provided for in this Agreement shall be in writing and shall be delivered personally (effective upon delivery), via facsimile (effective upon confirmation of transmission), via overnight courier (effective the next Business Day after dispatch if instructed to deliver on next business day) or via U.S. Mail (effective 3 days after mailing, postage prepaid, first class) to each party at its address(es) and/or facsimile number(s) set forth on Annex I hereto, or to such other address as either party shall specify to the other in writing from time to time. The Subordinated Lender shall provide the Senior Agent with written notice promptly upon the occurrence of an event of default under the Subordinated Documents.

17. Entire Agreement. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Senior Agent and the Subordinated Lender; provided that any such change, waiver or amendment shall be binding upon the Borrower and the Company by their written consent thereto. This Agreement shall constitute a Loan Document and the recitals hereto shall constitute part of this Agreement.

18. Additional Documentation. The Borrower, the Company and the Subordinated Lender shall execute and deliver to the Senior Agent such further instruments and shall take such further action as the Senior Agent may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

19. Expenses. The Borrower and the Company agrees to pay the Senior Agent and the Senior Lenders on demand all expenses of every kind, including Attorney Costs, that the Senior Agent or the Senior Lender incur in enforcing any of their rights against the Borrower, the Company and/or the Subordinated Lender under this Agreement.

20. Successors and Assigns.

(a) This Agreement shall inure to the benefit of each Senior Lender, Subordinated Lender, and their respective successors and assigns, and shall be binding upon the Borrower, the Company and their respective successors and assigns, and each Senior Lender, Subordinated Lender and their respective transferees, successors and assigns, including any subsequent holders of the Subordinated Note. Any Senior Lender, without prior notice or consent of any kind, may sell, assign or transfer any Senior Indebtedness, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by such Person to enforce this Agreement in full against the Borrower, the Company and the Subordinated Lender, by suit or otherwise, for its own benefit.

(b) Subordinated Lender shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Indebtedness or any Subordinated Document: (i) unless, prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Senior Agent a joinder to this Agreement, providing for the continued subordination of the Subordinated Indebtedness to the Senior Indebtedness as provided herein and for the continued effectiveness of all of the rights of the Senior Agent and the Senior Lenders arising under this Agreement, and (ii) unless the related Subordinated Documents evidencing such Subordinated Indebtedness contain the legend referred to in Section 25 below.

(c) Notwithstanding the failure of any transferee to execute or deliver an agreement substantially identical to this Agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Indebtedness, and the terms of this Agreement shall be binding upon the successors and assigns of each Subordinated Indebtedness, as provided in this Section 20.

(d) Subordinated Lender hereby agrees that any party that refinances the Senior Indebtedness of the Senior Lenders may rely on and enforce this Agreement as if it were such Senior Lender. Subordinated Lender further hereby agrees that it will, at the request of such Senior Lender, enter into an agreement, in the form of this Agreement, mutatis mutandis, to subordinate the Subordinated Indebtedness, to the same extent as provided herein, to the party refinancing all or a portion of such Senior Indebtedness; provided that the failure of the Subordinated Lender to execute such an agreement shall not affect such party’s right to rely on and enforce the terms of this Agreement.

21. Covenant Not to Challenge. This Agreement has been negotiated by the parties with the expectation and in reliance upon the assumption that the instruments and documents evidencing the Senior Indebtedness are valid and enforceable. In determining whether to enter into this Agreement, the Subordinated Lender has assumed such validity and enforceability, and has agreed to the provisions contained herein, without relying upon any reservation of a right to challenge or call into question such validity or enforceability. As between any Senior Lender and Subordinated Lender, Subordinated Lender hereby covenants and agrees, to the fullest extent permitted by law, that it shall not initiate in any proceeding a challenge to the validity or enforceability of the documents and instruments evidencing the Senior Indebtedness or the validity, perfection or priority of any Lien of the Senior Agent or the Senior Lenders securing the Senior Indebtedness, nor shall the Subordinated Lender instigate other parties to raise any such challenges, nor shall the Subordinated Lender participate in or otherwise assert any such challenges which are raised by other parties. As between any Senior Lender and any Subordinated Lender, each Senior Lender hereby covenants and agrees, to the fullest extent permitted by law, that it shall not initiate in any proceeding a challenge to the validity or enforceability of the documents and instruments evidencing the Subordinated Indebtedness, nor shall the Senior Lenders instigate other parties to raise any such challenges, nor shall the Senior Lenders participate in or otherwise assert any such challenges which are raised by other parties.

22. Subrogation. Subject to the Final Payment of all Senior Indebtedness and the provisions of Section 24 hereof, the Subordinated Lender shall be subrogated to the rights of the Senior Lenders to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness to the extent that distributions otherwise payable to the Subordinated Lender have been applied to the Senior Indebtedness, until all amounts payable under the Subordinated Indebtedness shall have been paid in full. For purposes of such subrogation, no payments or distributions to the Senior Lenders of any cash, property or securities to which the Subordinated Lender would be entitled except for the provisions of this Agreement, and no payment pursuant to the provisions of this Agreement to the Senior Lenders by the Subordinated Lender shall, as among the Borrower, the Company and their respective creditors other than the Senior Lenders, be deemed to be a payment or distribution by the Borrower or the Company to or on account of the Senior Indebtedness. If the Borrower or the Company fails to make any payment on account of the Subordinated Indebtedness by reason of any provision contained herein, such failure shall, notwithstanding such provision contained herein, constitute a default with respect to the Subordinated Indebtedness if and to the extent such failure would otherwise constitute such a default in accordance with the terms of the Subordinated Indebtedness.

23. Termination of Agreement. This Agreement shall continue and shall be irrevocable until the date all of the Senior Indebtedness has been Finally Paid or otherwise discharged and released in an express writing to such effect by the Senior Lenders.

24. Reinstatement. The obligations of the Subordinated Lender under the Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness is rescinded or must otherwise be restored or returned by any Senior Lender by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower, the Company, any Obligor or any substantial part of its property, or otherwise, all as though such payment had not been made.

25. Legends. Until the termination of this Agreement, Subordinated Lender will cause to be clearly, conspicuously and prominently inserted on the face of Subordinated Note and any other Subordinated Document, as well as any renewals or replacements thereof, the following legend:

“THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF OCTOBER 1, 2008 AMONG D. E. SHAW LAMINAR PORTFOLIOS, L.L.C., PAC-VAN, INC. (THE “BORROWER”), GFN NORTH AMERICA CORP. (THE “COMPANY”) AND LAMINAR DIRECT CAPITAL, L.L.C. (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, THE “SENIOR AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY PURSUANT TO THAT CERTAIN AMENDED AND RESTATED INVESTMENT AGREEMENT DATED AS OF OCTOBER 1, 2008 AMONG THE COMPANY, THE SENIOR AGENT AND BORROWER, AND THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE INVESTMENT AGREEMENT) AS SUCH INVESTMENT AGREEMENT AND OTHER LOAN DOCUMENTS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS THEREUNDER AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.”

The Borrower’s and the Company’s books shall be marked to evidence the subordination of all of the Subordinated Indebtedness to the holders of Senior Indebtedness, in accordance with the terms of this Agreement. Each Senior Lender is authorized to examine such books from time to time in accordance with the terms of the Investment Agreement and to make any notations required by this Agreement.

26. Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. THE BORROWER, THE COMPANY AND THE SUBORDINATED LENDER HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY THE BORROWER, THE COMPANY OR THE SUBORDINATED LENDER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN A NEW YORK COUNTY, NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IF ANY SENIOR LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH SUCH SENIOR LENDER SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. THE BORROWER, THE COMPANY AND THE SUBORDINATED LENDER EACH HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY ANY SENIOR LENDER AND HEREBY WAIVE ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED UPON LACK OF VENUE. THE EXCLUSIVE CHOICE OF FORUM AS SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY ANY SENIOR LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY ANY SENIOR LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND THE BORROWER, THE COMPANY AND THE SUBORDINATED LENDER EACH HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK SUCH JUDGMENT OR ACTION.

27. Jury Trial. THE SENIOR AGENT, THE SUBORDINATED LENDER, THE BORROWER AND THE COMPANY WAIVE TRIAL BY JURY IN ANY DISPUTE ARISING FROM, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

28. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

29. Counterparts. This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties did not sign the same counterpart. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.

30. Sections. The section headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

31. Defines Rights of Creditors. The provisions of this Agreement are solely for the purpose of defining the relative rights of the Senior Lenders and the Subordinated Lender and shall not be deemed to create any rights or priorities in favor of any other Person, including the Borrower and the Company.

[signature pages follow]

The parties hereto have executed this Agreement as of the date first above written.

BORROWER:	PAC-VAN, INC.

	By:	/s/ Theodore M. Mourouzis
Theodore M. Mourouzis, President

COMPANY:	GFN NORTH AMERICA CORP.

	By:	/s/ John O. Johnson
John O. Johnson, Chief Operating Officer

SENIOR AGENT:	LAMINAR DIRECT CAPITAL, L.L.C.

	By:	/s/ Robert T. Ladd
Robert T. Ladd, Authorized Signatory

SUBORDINATED LENDER:	D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.

	By:	/s/ Robert T. Ladd
Robert T. Ladd, Authorized Signatory

ANNEX I

NOTICE ADDRESSES

BORROWER:

Pac-Van, Inc.
2995 South Harding Street
Indianapolis, Indiana 46225
Attention: Theodore M. Mourouzis
Facsimile: (317) 644-3117

COMPANY:

GFN North America Corp.
39 East Union Street
Pasadena, California 91103
Attention: Christopher A. Wilson, Esq.
Facsimile: (626) 795-8090

SENIOR AGENT:

Laminar Direct Capital, L.L.C, as Collateral Agent
10000 Memorial Dr., Suite 500
Houston, Texas 70024
Telephone: (713) 292-5404
Facsimile: (713) 292-5454
Attention: Debbie Blank

D. E. Shaw Laminar Portfolios, L.L.C.
10000 Memorial Dr., Suite 500
Houston, Texas 70024
Telephone: (713) 292-5404
Facsimile: (713) 292-5454
Attention: Debbie Blank